Scudder
California
Tax Free Money Fund


Scudder
California
Tax Free Fund


Semiannual Report
September 30, 1996

Pure No-Load(TM) Funds

For investors seeking double-tax-free income exempt from both California and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President


Scudder California
Tax Free Fund

   4  Performance Update
   5  Portfolio Summary
   7  Portfolio Management Discussion
  18  Investment Portfolio
  25  Financial Statements
  28  Financial Highlights


Scudder California
Tax Free Money Fund

   6  Portfolio Management Discussion
  10  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights

  29  Notes to Financial Statements
  33  Officers and Trustees
  34  Investment Products and Services
  35  How to Contact Scudder



                                    In Brief

                     Scudder California Tax Free Money Fund

o Scudder California Tax Free Money Fund offered a 7-day yield of 3.01% on September 30, 1996, equivalent to a 5.60% taxable yield for investors in the top federal and state income tax brackets.

                        Scudder California Tax Free Fund

o Scudder California Tax Free Fund provided a 4.89% 30-day net annualized SEC yield on September 30, 1996.


o For shareholders subject to the maximum combined federal and state income tax brackets, the Fund's yield was equal to a taxable yield of 9.10%.


o The Fund received a four-star rating from Morningstar, reflecting "above-average" risk- adjusted performance through September 30, 1996.

For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. 561 municipal funds were rated. 10% received five stars, 22.5% received four stars, 35% three stars, 22.5% two stars, and the bottom 10% one star. The Fund received four stars for three- and five-year performance as well. Past performance is no guarantee of future returns.

                   2 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

                        Letter From the Fund's President


Dear Shareholders,

     We hope you enjoy our newly redesigned shareholder report. The new format, which is being gradually introduced for all Scudder funds, is intended to enhance the usefulness and readability of the reports.
Let us know what you think.

     Scudder California Tax Free Fund continues to post a high double tax-free yield by investing in a wide variety of California municipal bonds. We're pleased to report that the Fund's yield equaled a 9.10% taxable yield for shareholders subject to the 46.24% maximum combined federal and California state tax rates at the close of the Fund's most recent semiannual period.

     In addition, Scudder California Tax Free Money Fund posted a 5.60% tax equivalent yield based on the maximum federal and state tax rates at the close of the period, compared with 5.17% six months ago. Please read the portfolio management discussions beginning on page 6 for more information.

     We would also like to take this opportunity to introduce the two newest members of Scudder's family of pure no-load(TM) funds -- Scudder 21st Century Growth Fund and Scudder Classic Growth Fund. Scudder 21st Century Growth Fund seeks long-term growth by investing primarily in the securities of emerging growth companies poised to be leaders in the 21st century. Scudder Classic Growth Fund seeks long-term growth by investing primarily in common stocks of medium to large U.S. companies; additionally, it seeks to keep the value of its shares more stable than the typical capital growth mutual fund. For more information on either of these new funds and other Scudder products and services, please see page 34. For questions about Scudder California Tax Free Fund, please call a Scudder Investor Information representative at 1-800-225-2470.

     Sincerely,

     /s/David S. Lee
     David S. Lee
     President,
     Scudder California Tax Free Money Fund
     Scudder California Tax Free Fund


                   3 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

PERFORMANCE UPDATE as of SEPTEMBER 30, 1996
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------

                     Total Return
Period    Growth    --------------
Ended       of                Average
9/31/96   $10,000  Cumulative  Annual
--------------------------------------
SCUDDER CALIFORNIA TAX FREE FUND
--------------------------------------
1 Year    $10,668       6.68%   6.68%
5 Year    $14,429      44.29%   7.61%
10 Year   $21,001     110.01%   7.70%

--------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------
1 Year    $10,604       6.04%   6.04%
5 Year    $14,323      43.23%   7.44%
10 Year   $21,371     113.71%   7.88%
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

YEARLY PERIODS ENDED SEPTEMBER 30

SCUDDER CALIFORNIA TAX FREE FUND
Year            Amount
----------------------
'86            $10,000
'87            $ 9,836
'88            $11,095
'89            $12,195
'90            $12,775
'91            $14,555
'92            $16,187
'93            $18,764
'94            $17,804
'95            $19,685
'96            $21,001


LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
'86            $10,000
'87            $10,053
'88            $11,357
'89            $12,343
'90            $13,182
'91            $14,921
'92            $16,480
'93            $18,580
'94            $18,127
'95            $20,154
'96            $21,371

The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED SEPTEMBER 30

                       1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                     -------------------------------------------------------------------------------
NET ASSET VALUE...   $9.65   $10.16   $10.43  $10.11  $10.62  $10.83  $11.29  $9.78   $10.28  $10.44
INCOME DIVIDENDS..   $ .70   $  .68   $  .67  $  .63  $  .63  $  .60  $  .56  $ .52   $  .50  $  .52
CAPITAL GAINS
DISTRIBUTIONS.....   $ .26   $    -   $  .05  $  .17  $  .22  $  .34  $  .60  $ .44   $    -  $    -
FUND TOTAL
RETURN (%)........   -1.64    12.79     9.91    4.76   13.93   11.22   15.92  -5.12    10.57    6.68
INDEX TOTAL
RETURN (%)........     .52    12.98     8.68    6.80   13.19   10.45   12.74  -2.44    11.18    6.04


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.



                      4 - Scudder California Tax Free Fund

PORTFOLIO SUMMARY as of SEPTEMBER 30, 1996
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Housing Finance Authority          20%
Hospital/Health                    18%
County General Obligation          14%
Other General Obligation/Lease     11%
Toll Revenue                        8%
Sales & Special Tax                 6%
Water/Sewer Revenue                 4%
State General Obligation            4%
Electric Utility Revenue            4%
Miscellaneous Municipal            11%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is broadly diversified, with investments
in more than 10 categories of California municipal bonds.
--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                      49%
AA                        4%
A                        28%
BBB                      14%
Not rated                 5%
---------------------------------
                        100%
---------------------------------

Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Overall quality remains high, with 81%
of portfolio securities rated A or better.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1 year          3%
1-5 year                 11%
5-10 year                28%
10-20 years              37%
Greater than 20 year     21%
---------------------------------
                        100%
---------------------------------

Weighted average effective maturity: 13 years

To take advantage of opportunities to lock in a substantial
income stream over time, we purchased noncallable intermediate maturity bonds.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 18.

                      5 - Scudder California Tax Free Fund

                         Portfolio Management Discussion
                     Scudder California Tax Free Money Fund

Dear Shareholders,

The six months ended September 30, 1996, witnessed a change in short-term debt market psychology. As the U.S. economy gained momentum during the second quarter of this year, some market watchers began to look for additional credit tightening moves by the Federal Reserve. Despite some signs that the economy was cooling to a slow-growth mode during the third quarter, the market continued to await Fed action. This was evidenced by a modest increase in short-term rates during the six-month period. The Fed, however, remained "on hold" throughout.

California's municipal market was characterized by increased demand for short-term tax-exempt securities during the period. Demand kept pace with supply, allowing issuers in California to offer their debt at lower yields than national issuers. Our strategy in light of lower prevailing yields and a potential tightening by the Federal Reserve was to maintain an above-average weighting in short-term commercial paper, which allows us flexibility in managing the Fund's average maturity. We also invested in the longer-term market when it offered attractive relative yields.

As of September 30, 1996, the Fund's average maturity was 60 days, compared with 54 days as of March 31, 1996. The Fund's 7-day yield as of September 30 was 3.01%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.60% compounded taxable yield, higher than the 4.83% average for taxable money funds, according to IBC/Donoghue, Inc., an independent firm that tracks money fund performance. The Fund provided a total return of 1.43% for the six-month period ended September 30, 1996, assuming reinvestment of all income distributions, which totaled $0.014 per share during the period.

Our continuing goal is to provide Fund shareholders with a competitive double-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity.

Sincerely,
Your Portfolio Management Team

/s/Rebecca Wilson         /s/K. Sue Cote
Rebecca Wilson            K. Sue Cote


                   6 - Scudder California Tax Free Money Fund

                         Portfolio Management Discussion
                        Scudder California Tax Free Fund

Dear Shareholders,

Over two contrasting quarters of municipal bond market performance, Scudder California Tax Free Fund continued to post a high double tax-free yield. On September 30, 1996, the Fund's 30-day net annualized SEC yield was 4.89%, equivalent to a 9.10% taxable yield for shareholders subject to the 46.24% maximum combined federal and state income tax rate. This "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality. During its most recent semiannual period ended September 30, the Fund's shareholders received $0.26 per share of income exempt from federal and California state income taxes.

During a six-month period that saw only modest price gains for the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price increased $0.08 to $10.44 per share. The combination of the increase in the Fund's share price and $0.26 in interest income enabled the Fund to post a positive total return of 3.34% over the semiannual period, compared with the 3.39% average total return of similar funds tracked by Lipper Analytical Services. The Fund slightly underperformed the Lipper average during the period mainly because we did not anticipate the sharp acceleration of economic growth and resulting increases in municipal bond interest rates that occurred during the second quarter of 1996. With the Fund's duration (a measure of sensitivity to interest rate changes) positioned longer than average during that time, the Fund's net asset value did not perform as well as it would have if we had foreseen the economy's growth spurt.

                           Economic and Market Review

Overall, the U.S. economy actually grew at a moderate to slow pace during the Fund's most recent semiannual period. But the two quarters were mixed in terms of bond market performance; for the second quarter of 1996, the economy picked up steam as snow from heavy winter storms melted, shoppers returned to retail stores, and hiring increased. In addition, the collapse of the Congressional Republicans' budget initiatives was viewed unfavorably by the bond market. These two factors helped to drive bond yields higher (and prices lower) during the second quarter. Bond yields as well as the economy retreated during the third quarter as consumers seemed to feel the weight of their personal debt -- credit card debt service payments as a percentage of disposable income rose to an all-time high this year, and analysts predicted over a million people will declare bankruptcy in 1996.

Over the past several years, the economy has progressed at a fairly consistent pace, with inflation restrained throughout. The bond market, on the other hand, has been fairly volatile, constantly anticipating far greater changes than the economy has exhibited. Now, after six years of expansion, the U.S. economy may actually be slowing. Consumers appear to be overburdened, retail sales weakened


                      7 - Scudder California Tax Free Fund
during the third quarter, the government's monetary policy is tight by historical standards (with a Fed Funds rate of 5 1/4%), and business investment is slowing. In recent months, bond yields have fluctuated, but have generally declined in step with this pullback.

For the semiannual period, municipal bonds, which typically exhibit less price volatility than Treasury bonds, strongly outperformed Treasuries, thanks in part to a relatively light supply. While yields of long-term Treasury bonds rose two tenths of a percentage point and prices declined 2.4%, yields of municipal bonds of similar maturity declined two tenths of a percentage point while prices rose 2.9%. Large numbers of municipal bonds were called or reached maturity during the period, especially in June and July. In September, new municipal issues totaled $10.5 billion, the lowest monthly number in over a year. The municipal market continues to be supported both by retail bond buyers and institutions such as insurance companies.

                                  Our Strategy

Our strategy in managing Scudder California Tax Free Fund's portfolio is to buy and hold noncallable intermediate maturity bonds (those with maturities of 15 years or less) to take advantage of opportunities to lock in a substantial income stream for the Fund over time. As of September 30, 68% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add some BBB-rated and non-rated bonds to the portfolio. These bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 19% of BBB and nonrated bonds combined at the close of the period. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.)

The Fund's overall quality remains high, with 81% of portfolio securities rated A or better as of September 30. We continue to invest in a broad selection of California municipal bonds, including housing finance authority, hospital/health, and county general obligation bonds.

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income. Its longer-term investment strategy continues to focus on four basic elements: (1) purchasing bonds with effective maturities of less than 20 years; (2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds, and (4) diversifying investments based on careful credit selection.

                          California's Steady Recovery

California's economy has been recovering steadily since the start of 1994, with the strongest growth in the export-related industries -- business services, electronics, entertainment, and tourism. Despite its recent recession, California's "gross state product" of about $890 billion in 1995 was larger than all but six nations in the world. The state's population was 32.1 million in 1995, representing 12.2 % of the total U.S. population. The August 1996 unemployment level of 7%, while less than the state's 1993 peak, was still above the national average of 5.1%. Wealth levels in California have declined in the 1990s, but are still above the national average.

                      8 - Scudder California Tax Free Fund

The state recently eliminated its accumulated deficit with the final payment on its Revenue Anticipation Warrants (deficit notes). California's 1996 fiscal year ended with a slight surplus and the fiscal year `97 budget is conservative. Last summer, the federal government enacted a welfare reform bill which may impact California's finances in the future, but it is too soon to tell whether that impact will be positive or negative.

                               A Further Slowdown?

The U.S. economy is flashing several caution lights. Some companies -- notably fast food outlets and department stores -- are attempting to interest their customers in higher priced items. That these and other companies are even considering raising prices makes us believe that the economy may slow further, because we are confident that the Federal Reserve will raise interest rates at the first signs of any uptick in inflation. Though we believe that any excesses in the U.S. economy would soon be corrected, and that the economy will remain resilient, any further slowdown should benefit the municipal bond market.

Meanwhile, as managers we will retain our focus on noncallable, intermediate-maturity tax-free bonds, because we believe they offer the most attractive balance of return and risk. We will continue to purchase noncallable intermediate maturity bonds and pay close attention to credit quality as we pursue double tax-free income and competitive total return for Scudder California Tax Free Fund shareholders.

Sincerely,
Your Portfolio Management Team

/s/Jeremy L. Ragus        /s/Donald C. Carleton
Jeremy L. Ragus           Donald C. Carleton


                      9 - Scudder California Tax Free Fund


INVESTMENT PORTFOLIO as of Setember 30, 1996 (Unaudited)

                                                                                        PRINCIPAL     CREDIT      VALUE ($)
                                                                                        AMOUNT ($)  RATING (b)    (NOTE a)
----------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA
Anaheim, CA, Electric Utility Revenue Anticipation Notes, Tax Exempt
  Commercial Paper, 3.5%, 10/8/96 ..............................................       1,750,000       A1+        1,750,000

Anaheim, CA, Housing Authority, Multi-Family Housing Revenue, Harbor Cliff
  Project, Variable Rate Demand Notes, 3.55%, 7/1/06* ..........................         400,000       MIG1         400,000

Berkeley, CA, Tax & Revenue Anticipation Note, Series 1996, 4.5%, 8/13/97 ......       2,000,000       MIG1       2,008,994

California Department of Water Resources, Series 1996, Tax Exempt Commercial
  Paper, 3.4%, 10/15/96 ........................................................       1,500,000       P1         1,500,000

California General Obligation Tax Exempt Commercial Paper:
  3.4%, 11/12/96 ...............................................................       1,000,000       A1         1,000,000
  3.3%, 11/19/96 ...............................................................       1,000,000       A1         1,000,000
  3.45%, 12/10/96 ..............................................................       1,000,000       A1         1,000,000

California Health Facilities Finance Authority:
  Catholic Healthcare West, Series C, Variable Rate Demand Bonds,
    3.65%, 7/1/20 (c)* .........................................................       1,000,000       A1+        1,000,000
  (Pooled Loan Program), 1985 Series B, Weekly Demand Note, 3.7%, 10/1/10 (c)* .         100,000       MIG1         100,000

California Pollution Control Revenue:
  Minnesota Mining & Manufacturing, Weekly Demand Bonds, 3.2%, 11/1/96* ........         400,000       MIG1         400,000
  Southern California Edison, Series 1985C, Tax Exempt Commercial Paper,
  3.55%, 10/3/96 ...............................................................       1,000,000       P1         1,000,000

California State Revenue Anticipation Note, Series 1996, 4.5%, 6/30/97 .........       1,000,000       SP1+       1,003,798

City of Escondido, CA, Multi-Family Housing Revenue, 1985 Series A, Morning View
  Terrace Project, Variable Rate Demand Note, 3.55%, 2/15/07* ..................         500,000       MIG1         500,000

East Bay, Municipal Utility District, CA, Tax Exempt Commercial Paper,
  3.5%, 11/12/96 ...............................................................         500,000       A1+          500,000

Eastern Municipal Water District, CA, Water & Sewer Revenues Series 1993B
  Weekly Demand Notes, 3.65%, 7/1/20 (c)* ......................................       1,100,000       MIG1       1,100,000

Huntington Beach, CA, Multi-Family Housing Revenue, River Meadows Apartments,
  Series B, Weekly Demand Bonds, 3.75%, 10/1/05* ...............................       1,500,000       SS&C       1,500,000

Irvine Ranch, Orange County, CA, Water District, Series 1985 C, Variable
  Rate Demand Bonds, 3.65%, 10/1/10* ...........................................         800,000       A1+          800,000

Irvine Ranch, CA, Water District, Capital Improvements Project, Daily
  Demand Bond, 3.8%, 8/1/16* ...................................................         800,000       MIG1         800,000

Kern County, CA, Certificate of Participation, Public Facilities Project:
  Series A, Variable Rate Demand Bonds, 3.65%, 8/1/06* .........................       1,300,000       MIG1       1,300,000
  Series D, Variable Rate Demand Bonds, 3.65%, 8/1/06* .........................       1,600,000       MIG1       1,600,000


    The accompanying notes are an integral part of the financial statements.


                   10 - Scudder California Tax Free Money Fund

                                                                                         PRINCIPAL      CREDIT      VALUE ($)
                                                                                         AMOUNT ($)   RATING (b)    (NOTE a)
------------------------------------------------------------------------------------------------------------------------------

Kern, CA, High School District, Tax & Revenue Anticipation Note, Series 1996,
  4.5%, 7/31/97 ......................................................................    1,500,000       SP1+       1,507,205

Lancaster, CA, Redevelopment Agency, Multi-Family Housing Revenue, Westwood
  Park Apartments, Variable Rate Demand Bonds, 3.55%, 12/1/07* .......................      600,000       MIG1         600,000

Los Angeles County California Tax And Revenue Anticipation Notes, Series 1996 A,
  4.5%, 6/30/97 ......................................................................    2,000,000       MIG1       2,009,183

Los Angeles, CA, Department Water & Power, Power Electric Plant--Short-Term Certificates
  Tax Exempt Commercial Paper, 3.4%, 11/21/96 ........................................    2,000,000       A1+        2,000,000

Los Angeles, CA, Multi-Family Housing Revenue, Series K, Variable Rate
  Demand Bonds, 3.3%, 7/1/10* ........................................................    3,100,000       A1+        3,100,000

Los Angeles, CA, Wastewater Revenue, Tax Exempt Commercial Paper, 3.35%,
  10/16/96 ...........................................................................    3,000,000       P1         3,000,000

Los Angeles, CA, Wastewater Revenue, Tax Exempt Commercial Paper,
  3.5%, 10/22/96 .....................................................................    1,400,000       P1         1,400,000

M-S-R Public Power Agency, San Juan Project Revenue, Subordinate Lien,
  Series B, Weekly Demand Bonds, 3.65%, 7/1/22* ......................................    1,000,000       A1+        1,000,000

Ontario, CA, Multi-Family Residential Mortgage Revenue, (Park Center
  Partners), Variable Rate Demand Bonds, 3.55%, 8/1/07* ..............................    2,000,000       MIG1       2,000,000

Ontario, CA, Redevelopment Agency, Multi-Family Housing Revenue:
  (Daisy XX Associates, Ltd. Project), Variable Rate Demand Note, 3.55%, 11/1/04* ....      100,000       MIG1         100,000
  Weekly Demand Bond, 3.55%, 4/1/98* .................................................    1,000,000       A1+        1,000,000

Orange County, CA, Local Transportation Authority, Sales Tax Revenue,
  4.6%, 2/15/97 (c) ..................................................................    1,500,000       AAA        1,506,540

Orange County, CA, Sanitation District, Series 1990, Daily Demand Note,
   3.65%, 8/1/15* ....................................................................    1,100,000       A1+        1,100,000

Orange County, CA, Municipal Water District, Certificate of Participation, Project B
  Daily Demand Bond, 3.75%, 8/15/15* .................................................      500,000       A1+          500,000

Orange County, CA, Water District Public Facilities Corporation, Tax Exempt
  Commercial Paper, 3.6%, 10/9/96 ....................................................    1,000,000       P1         1,000,000

Riverside County, CA, School Financing Authority, Revenue Anticipation Notes,
  Series 1996, 4.625%, 7/17/97 .......................................................    1,000,000       SP1+       1,004,369

Sacramento Municipal Utility District, CA, Series I, Tax Exempt Commercial
  Paper, 3.5%, 11/6/96 ...............................................................    1,000,000       A1+        1,000,000

Sacramento, CA, Municipal Utility District, California Series I, Tax Exempt
  Commercial Paper, 3.4%, 12/17/96 ...................................................    1,500,000       A1+        1,500,000

San Bernardino County, CA, Multi-Family Housing Revenue:
  (Western Properties 1), Variable Rate Demand Bonds, 3.4%, 2/1/05* ..................      900,000       MIG1         900,000
  (Woodview Apartments Project), Variable Rate Demand Bonds, 3.75%, 4/1/07* ..........    1,100,000       MIG1       1,100,000



    The accompanying notes are an integral part of the financial statements.

                   11 - Scudder California Tax Free Money Fund

                                                                                         PRINCIPAL      CREDIT      VALUE ($)
                                                                                         AMOUNT ($)   RATING (b)    (NOTE a)
------------------------------------------------------------------------------------------------------------------------------

San Bernardino County, CA, Certificates of Participation, County Center
  Refinancing, Series 1996 Variable Rate Demand Note, 3.8%, 7/1/15* ..............        1,000,000       MIG1       1,000,000

San Bernardino, CA, Multi-Family Housing Revenue, (Western Properties 2),
  Variable Rate Demand Bonds, 3.4%, 5/1/05* ......................................          400,000       MIG1         400,000

San Carlos, CA, School District, Tax and Revenue Anticipation Notes,
  Series 1996, 4.25%, 7/10/97 ....................................................        1,600,000       SP1+       1,604,041

San Diego County, CA, Tax and Revenue Anticipation Notes, Series 1996,
  4.375%, 9/30/97 ................................................................        1,500,000       MIG1       1,507,680

San Diego, CA, Area Local Governments, Tax and Revenue Anticipation Notes,
  4.75%, 10/18/96 ................................................................        1,400,000       SP1+       1,400,562

San Diego, CA, Industrial Development Revenue Refunding Bonds, Tax Exempt
  Commercial Paper, 3.5%, 11/21/96 ...............................................        2,000,000       P1         2,000,000

San Diego, CA, Multi-Family Housing Revenue, (Lusk Mira Mesa Project),
  Issue E, Variable Rate Demand Bond, 3.75%, 4/1/07* .............................        1,900,000       MIG1       1,900,000

San Jose-Santa Clara, CA, Clean Water Financing Sewer Revenue Bonds,
  Series 1995 B, Weekly Demand Note, 3.7%, 11/15/20 (c)* .........................        1,000,000       AAA        1,000,000

San Jose, CA, Multi-Family Housing Revenue, (Kimberly Woods Project),
  Variable Rate Demand Bond, 3.55%, 11/1/08* .....................................          500,000       MIG1         500,000

San Marcos, CA, Redevelopment Agency, Multi-Family Rental Housing Revenue,
  Variable Rate Demand Bonds, 3.925%, 6/1/05* ....................................        2,700,000       SS&C       2,700,000

Santa Clara County, CA, Housing Authority, Fox Chase I Project, Weekly Demand
  Note, 3.65%, 11/1/08 (c)* ......................................................        1,000,000       MIG1       1,000,000

Santa Clara, CA, Electric Revenue:
  Series B, Variable Rate Demand Bonds, 3.8%, 7/1/10* ............................        1,100,000       MIG1       1,100,000
  Series C, Junior Lien, Variable Rate Demand Bond, 3.8%, 7/1/10* ................        1,300,000       MIG1       1,300,000

Santa Paula County, California School District Tax and Revenue Anticipation Notes,
  Series 1996, 4.5%, 7/2/97 ......................................................        1,000,000       SP1        1,004,622

City of South San Francisco, CA, (1991 Water Quality Control), Variable Rate
  Demand Bonds, 3.75%, 7/1/12* ...................................................          275,000       MIG1         275,000

Metropolitan Water District of Southern California, Tax Exempt Commercial
  Paper, 3.45%, 11/18/96 .........................................................        1,000,000       A1+        1,000,000

Southern California Edison, Series 1985C, California Pollution Control Revenue,
  Tax Exempt Commercial Paper, 3.5%, 10/9/96 .....................................        1,000,000       P1         1,000,000

Southern California Public Power Authority, Transmission Project, Series 1991,
  Weekly Demand Note, 3.7%, 7/1/19 (c)* ..........................................        1,300,000       A1+        1,300,000

------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL INVESTMENTS (Cost $69,581,994)                                                                      69,581,994
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO -- 100.0% (Cost $69,581,994)(a)                                                          69,581,994
------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                   12 - Scudder California Tax Free Money Fund

-------------------------------------------------------------------------------

(a)  The cost for federal income tax purposes was $69,581,994.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

 * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.


    The accompanying notes are an integral part of the financial statements.

                  13 -- Scudder California Tax Free Money Fund

                              FINANCIAL STATEMENTS

                      Statement of Assets and Liabilities

                      as of September 30, 1996 (Unaudited)

ASSETS
--------------------------------------------------------------------------------------------------------
       Investments, at value (identified cost $69,581,994) (Note A) .....................    $69,581,994
       Interest receivable ..............................................................        357,067
       Receivable on Fund shares sold ...................................................        315,774
       Other assets .....................................................................         42,918
                                                                                             -----------
       Total assets .....................................................................     70,297,753

LIABILITIES
--------------------------------------------------------------------------------------------------------
       Due to custodian bank ............................................................    $   224,345
       Payable for Investments purchased ................................................      1,523,904
       Dividends payable ................................................................         29,826
       Payable for Fund shares redeemed .................................................        102,623
       Accrued management fee (Note C) ..................................................         23,419
       Other accrued expenses (Note C) ..................................................         37,969
                                                                                             -----------
       Total liabilities ................................................................      1,942,086
       -------------------------------------------------------------------------------------------------
       NET ASSETS, AT VALUE                                                                  $68,355,667
       -------------------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------------------
       Net assets consist of:
       Accumulated net realized loss ....................................................        (95,169)
       Shares of beneficial interest ....................................................        683,668
       Additional paid-in capital .......................................................     67,767,168
       -------------------------------------------------------------------------------------------------
       NET ASSETS, AT VALUE                                                                  $68,355,667
       -------------------------------------------------------------------------------------------------

NET ASSET VALUE
--------------------------------------------------------------------------------------------------------
       NET ASSET VALUE, offering and redemption price per share ($68,355,667 / 68,366,787
         outstanding shares of beneficial interest, $.01 par value, unlimited number of      -----------
         shares authorized) .............................................................          $1.00
                                                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                   14 - Scudder California Tax Free Money Fund

                            Statement of Operations

                six months ended September 30, 1996 (Unaudited)

INVESTMENT INCOME
----------------------------------------------------------------------
      Interest ...........................................  $1,168,833
                                                            ----------

      Expenses:
      Management fee (Note C) ............................     173,306
      Services to shareholders (Note C) ..................      37,648
      Custodian and accounting fees (Note C) .............      25,968
      Trustees' fees and expenses (Note C) ...............       8,928
      Auditing ...........................................      13,352
      Reports to shareholders ............................       4,579
      Legal ..............................................       2,252
      Registration fees ..................................       4,029
      Other ..............................................       2,242
                                                            ----------
      Total expenses before reductions ...................     272,304
      Expense reductions (Note C) ........................     (67,889)
                                                            ----------
      Expenses, net ......................................     204,415
      ----------------------------------------------------------------
      NET INVESTMENT INCOME                                    964,418
      ----------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENT
----------------------------------------------------------------------
      Net realized loss from investments .................        (677)
      ----------------------------------------------------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  $  963,741
      ----------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                  15 -- Scudder California Tax Free Money Fund

                      Statements of Changes in Net Assets


                                                                        SIX MONTHS
                                                                          ENDED
                                                                       SEPTEMBER 30,   YEAR ENDED
                                                                          1996          MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                                      (UNAUDITED)        1996
---------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................   $    964,418    $  2,142,783
Net realized loss from investments ................................           (677)         (1,913)
                                                                      ------------    ------------
Net increase in net assets resulting from operations ..............        963,741       2,140,870
                                                                      ------------    ------------
Distributions to shareholders from net investment income ..........       (964,418)     (2,142,783)
                                                                      ------------    ------------
Fund share transactions at net asset value of $1.00 per share:
Shares sold .......................................................     31,693,639      53,468,668
Net asset value of shares issued to shareholders in reinvestment of
  distributions ...................................................        796,647       1,832,601
Shares redeemed ...................................................    (31,099,990)    (52,560,504)
                                                                      ------------    ------------
Net increase in net assets from Fund share transactions ...........      1,390,296       2,740,765
                                                                      ------------    ------------
INCREASE IN NET ASSETS ............................................      1,389,619       2,738,852
Net assets at beginning of period .................................     66,966,048      64,227,196
                                                                      ------------    ------------
NET ASSETS AT END OF PERIOD .......................................   $ 68,355,667    $ 66,966,048
                                                                      ------------    ------------



    The accompanying notes are an integral part of the financial statements.


                   16 - Scudder California Tax Free Money Fund

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                                                                   FOR THE PERIOD
                            SIX MONTHS                                                                              MAY 28, 1987
                               ENDED                                                                              (COMMENCEMENT OF
                            SEPTEMBER 30,                           YEARS ENDED MARCH 31,                          OPERATIONS) TO
                               1996                                                                                   MARCH 31,
                            (UNAUDITED)  1996      1995     1994       1993      1992      1991      1990      1989     1988
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning    ----------------------------------------------------------------------------------------------------
   of period ...............  $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
                              ----------------------------------------------------------------------------------------------------

Net investment income ......    .014      .032      .027      .019      .023      .035      .047      .052      .049      .035

Distributions from net
  investment income ........   (.014)    (.032)    (.027)    (.019)    (.023)    (.035)    (.047)    (.052)    (.049)    (.035)

Net asset value, end of       ----------------------------------------------------------------------------------------------------
  period ...................  $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000    $1.000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (a) .......    1.43**    3.28      2.72      1.92      2.35      3.54      4.79      5.35      5.04      3.86**

RATIOS AND SUPPLEMENTAL
  DATA

Net assets, end of period
  ($ millions) .............      68        67        64        72        56        58        64        65        64        53

Ratio of operating expenses,
  net to average daily net
  assets (%) ...............     .60*      .60       .60       .60       .60       .60       .65       .75       .67       .45*

Ratio of operating expenses
  before expense
  reductions (%) ...........     .80*      .81       .84       .90       .86       .88       .92       .90       .84      1.32*

Ratio of net investment
  income to average daily
  net assets (%) ...........    2.84*     3.23      2.68      1.90      2.33      3.50      4.68      5.22      4.98      4.41*


(a) Returns are higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized



                   17 - Scudder California Tax Free Money Fund

           INVESTMENT PORTFOLIO as of September 30, 1996 (Unaudited)

                                                                                           PRINCIPAL    CREDIT      MARKET
                                                                                           AMOUNT ($)  RATING (b)  VALUE ($)
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INVESTMENTS 1.5%
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA
California Pollution Control Financing Authority, Pacific Gas & Electric, Series C,
  Variable Rate Demand Note, 3.85%, 11/1/26* ........................................       400,000     A-1+       400,000

Irvine Ranch Water District, CA:
  Series 1985B, Daily Demand Bond, 3.85%, 10/1/04* ..................................       100,000     A          100,000
  Conservation District Daily Demand Bond, 3.65%, 8/1/16* ...........................       600,000     MIG1       600,000
  Refunding, Series B, Daily Demand Notes, 3.85%, 10/1/99* ..........................       200,000     A-1        200,000
  Conservation District, Daily Demand Note, 3.85%, 5/1/09* ..........................     3,000,000     A-1+     3,000,000

Orange County, CA, Municipal Water District, Certificate of Participation, Project B,
  Daily Demand Bond, 3.75%, 8/15/15* ................................................       200,000     A-1+       200,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (Cost $4,500,000)                                                         4,500,000
----------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL INVESTMENTS 98.4%
----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA
ABAG Financing Authority:
  Non-Profit Corps., Certificate of Participation, 5.75%, 8/15/14 ...................     1,000,000     A          984,570
  Stanford Health Systems, Certificates of Participation, 6%, 11/1/07 (c) ...........       605,000     AAA        646,412

Anaheim, CA, Convention Center Financing, Certificate of Participation,
  Zero Coupon, 8/1/05 (c) ...........................................................     1,250,000     AAA        791,438

California State Department of Veterans Affairs, Home Purchase Revenue,
  Series 1986A, 7.375%, 8/1/12 ......................................................     3,000,000     AA       3,062,100

California, General Obligation, 4.75%, 9/1/18 (c) ...................................     4,040,000     AAA      3,494,802

California Health Facilities Finance Authority:
  Catholic Healthcare West, Series A, 5%, 7/1/21 (c) ................................     1,935,000     AAA      1,746,841
  Catholic Healthcare West, 5%, 7/1/14 (c) ..........................................     1,500,000     AAA      1,388,310
  Children's Hospital, Series 1996, 5.375%, 7/1/16 (c) ..............................     1,935,000     AAA      1,860,851
  Hospital Revenue, Downey Community Hospital, 5.625%, 5/15/08 ......................     6,000,000     A        5,991,960
  Hospital Revenue, Downey Community Hospital, 5.75%, 5/15/15 .......................       400,000     A          386,236
  Kaiser Permanent Medical Care Program, 5.55%, 8/15/25 .............................     4,000,000     AA       3,775,000
  Henry Mayo Newhall, Series A, 8%, 10/1/18 .........................................     3,655,000     A        3,964,250
  St. Francis Medical Center, Series A, ETM, 5.65%, 10/1/14 (c)** ...................     1,500,000     AAA      1,524,135

California Housing Finance Agency:
  Home Mortgage Revenue, Series F1, Subject to AMT, 6.2%, 8/1/05 (c) ................       840,000     AAA        866,880
  Home Mortgage Revenue, Series F1, Subject to AMT, 6.3%, 8/1/06 (c) ................     1,310,000     AAA      1,357,252
  Series G, Subject to AMT, 5.7%, 2/1/07 (c) ........................................       500,000     AAA        508,075
  Series G, Subject to AMT, 5.8%, 2/1/08 (c) ........................................     1,330,000     AAA      1,348,474
  Series G, Subject to AMT, 5.9%, 2/1/09 (c) ........................................       200,000     AAA        202,762


   The accompanying notes are an integral part of the financial statements.

                      18 - Scudder California Tax Free Fund


                                                                                           PRINCIPAL     CREDIT     MARKET
                                                                                           AMOUNT ($)  RATING (b)  VALUE ($)
----------------------------------------------------------------------------------------------------------------------------

  Series G, Subject to AMT, 6%, 8/1/10 (c) ..........................................     1,400,000     AAA      1,415,428

Multi-Unit Rental Housing Revenue:
  Series A, 7.7%, 8/1/09 ............................................................       700,000     A          766,976
  Series A, 7.75%, 8/1/16 ...........................................................     2,440,000     A        2,638,006
  Series A, 7.4%, 8/1/01 ............................................................     1,555,000     A        1,684,283
  Series A, 7.45%, 8/1/02 ...........................................................     1,015,000     A        1,136,221
  Series A, 7.2%, 8/1/97 ............................................................     1,620,000     A        1,663,011
  Series A, 7.3%, 8/1/99 ............................................................     2,435,000     A        2,606,668
  Series A, 7.35%, 8/1/00 ...........................................................     2,615,000     A        2,844,231
  Series A, 7.6%, 8/1/06 ............................................................     4,030,000     A        4,437,876
  Series A, 7.65%, 8/1/07 ...........................................................     2,335,000     A        2,564,857
  Series A, 7.8%, 8/1/23 ............................................................     2,635,000     A        2,841,768
  Series II, 7%, 8/1/97 .............................................................       280,000     A          286,306
  Series II, 7.25%, 8/1/98 ..........................................................       300,000     A          314,412
  Series II, 7.3%, 8/1/99 ...........................................................       325,000     A          348,143
  Series II, 7.3%, 8/1/00 ...........................................................       345,000     A          373,480
  Series II, 7.3%, 8/1/01 ...........................................................       375,000     A          410,434
  Series II, 7.35%, 8/1/02 ..........................................................       400,000     A          440,240
  Series II, 7.35%, 8/1/03 ..........................................................       430,000     A          474,260
  Series II, 7.35%, 8/1/04 ..........................................................       460,000     A          510,756
  Series II, 7.35%, 8/1/05 ..........................................................       495,000     A          551,029

California Housing Financial Agency Revenue Bonds, Series 1996C,
  5.875%, 2/2/27 (c) ................................................................    23,600,000     AAA     22,710,516

California Pollution Control Finance Authority, Southern California Edison, Series A,
  6.9%, 9/1/06 ......................................................................     3,750,000     A        4,036,838

California State Public Works Board, Lease Based Revenue, Medera Prison, Series A,
  7.4%, 9/1/10 (c) ..................................................................     1,000,000     AAA      1,195,200

California Statewide Community Development Authority, Certificate of Participation:
  Lutheran Homes, 5.5%, 11/15/08 ....................................................     1,500,000     A        1,544,085
  Lutheran Homes, 5.6%, 11/15/13 ....................................................     4,750,000     A        4,708,390
  Sisters of Charity, 4.875%, 12/1/10 (c) ...........................................     2,500,000     AAA      2,301,150
  Sisters of Charity, 5%, 12/1/23 (c) ...............................................     2,500,000     AAA      2,221,675
  St. Joseph's Health System, 6.2%, 7/1/08 ..........................................       200,000     AA         208,292
  UniHealth America, Series A, Zero Coupon, 10/1/05 (c) .............................     1,450,000     AAA        910,180

Castaic Lake, CA, Certificates of Participation, Water System Improvement Project,
  Series A, 7.25%, 8/1/07 (c) .......................................................     1,000,000     AAA      1,173,370


   The accompanying notes are an integral part of the financial statements.


                      19 - Scudder California Tax Free Fund



                                                                                           PRINCIPAL     CREDIT     MARKET
                                                                                           AMOUNT ($)  RATING (b)  VALUE ($)
----------------------------------------------------------------------------------------------------------------------------

Central California Joint Powers Health Financing Authority, Certificate of
  Participation, Community Hospital of Central California, Series 1993,
  5.25%, 2/1/04 ......................................................................    1,780,000     A       1,758,569

Chino Basin, CA, Regional Financing Authority, Municipal Water District,
  Sewer System, 5.9%, 8/1/11 (c) .....................................................    1,290,000     AAA     1,350,037

City of Port of Hueneme, CA, Certificates of Participation, Capital Improvement,
  6%, 4/1/19 (c) .....................................................................      925,000     AAA       965,941

Coronado, CA, Community Development Agency, Tax Allocation Bonds,
  6%, 9/1/07 (c) .....................................................................    1,150,000     AAA     1,227,832

Costa Mesa, CA, Public Financing Authority, Lease Revenue Refunding, Series A,
  5.25%, 10/1/18 .....................................................................    4,500,000     A       4,121,460

Delmar, CA, Race Track Authority Revenue, Series 1996, 6%, 8/15/06 ...................    2,000,000             1,998,360

Duarte, CA, Certificates of Participation, City of Hope Medical Center, 6%,
   4/1/08 ............................................................................    3,750,000     BBB     3,750,750

Duarte, CA, Certificates of Participation, City of Hope Medical Center,
  5.75%, 4/1/02 ......................................................................    3,525,000     BBB     3,558,029

Duarte, Ca, Certificates of Participation, City of Hope Medical Center, 5.8%,
   4/1/03 ............................................................................    3,735,000     BBB     3,745,010

Elk Grove, CA, Unified School District, Special Tax, Community Facilities, District #1
  6.5%, 12/1/08 (c) ..................................................................    1,000,000     AAA     1,113,180

Eureka, CA, Public Financing Authority, Tax Allocation Revenue Bonds,
  5%, 11/1/16 (c) ....................................................................    1,380,000     AAA     1,259,112

Fontana, CA, Public Finance Authority, Tax Allocation Revenue, North Fontana
  Redevelopment Project, 5%, 9/1/20 (c) ..............................................    1,200,000     AAA     1,088,088

Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior Lien:
  Series A, Zero Coupon, 1/1/11 ......................................................    6,000,000     BBB     3,716,040
  Series A, Zero Coupon, 1/1/14 ......................................................    2,875,000     BBB     1,769,821
  Series A, Zero Coupon, 1/1/13 ......................................................      975,000     BBB       600,200

Hayward, CA, Certificate of Participation, Civic Center Project, Series 1996
  5.250%, 8/1/26 (c) .................................................................    2,000,000     AAA     1,847,280

Imperial, CA, Irrigation District, Certificate of Participation, Refunding, Electric
  System Revenue, 5.2%, 11/1/09 (c) ..................................................    2,500,000     AAA     2,465,375

Inland Empire Solid Waste Financing Authority, California Landfill Improvement
  Financing Project B, AMT. Series 1996B, 6%, 8/1/06 (c) .............................    1,000,000     AAA     1,039,820

Los Angeles County, CA, Public Works Financing Authority Lease Revenue, Multi Cap
  Facilities Project IV, Series 1993, 4.75%, 12/1/13 (c) .............................    5,000,000     AAA     4,473,700

Los Angeles County, CA, Certificate of Participation:
  Capital Appreciation, Disney Parking Project, Series 1993, Zero Coupon, 3/1/08 .....    2,780,000     BBB     1,319,972
  Capital Appreciation, Disney Parking Project, Series 1993, Zero Coupon, 9/1/08 .....    4,865,000     BBB     2,235,857
  Marina Del Rey, Series A, 5.75%, 7/1/98 ............................................    5,000,000     NR      5,070,100
  Marina Del Ray, Series A, 6.25%, 7/1/03 ............................................    2,500,000     NR      2,588,650



   The accompanying notes are an integral part of the financial statements.


                      20 - Scudder California Tax Free Fund



                                                                                           PRINCIPAL    CREDIT      MARKET
                                                                                           AMOUNT ($)  RATING (b)  VALUE ($)
----------------------------------------------------------------------------------------------------------------------------


  Marina Del Ray, Series A, 6.5%, 7/1/08 .........................................        2,500,000     NR      2,543,025

Los Angeles County, CA, Public Works Financing Authority, 5.125%, 6/1/17 (c) .....        1,000,000     AAA       930,610

Los Angeles County, CA, Wastewater System Revenue, Series D, 4.7%, 11/1/17 (c) ...        1,960,000     AAA     1,697,380

Los Angeles, CA, Convention & Exhibition Center Authority, Series A,
  5.2%, 8/15/09 (c) ..............................................................        1,500,000     AAA     1,471,230

Los Angeles, CA, State Building, Authority Lease Revenue, California Department
  General Services, Series 1993A 5.6%, 5/1/08 ....................................        7,000,000     A       7,032,830

Modesto, CA, Certificate of Participation, Community Project, Series A,
  5.6%, 11/1/14 (c) ..............................................................        1,370,000     AAA     1,380,494

Mojave Desert & Mountain Region, Solid Waste Joint Powers Authority, California
  Project Revenue, 7.875%, 6/1/20 ................................................        2,350,000     BBB     2,591,463

Newport Mesa, CA, United School District Special Tax District Number 90-1
  Series 1996, 6.625%, 9/1/14 ....................................................          500,000     NR        503,445

Orange County, CA:
  Recovery Participation Certificates, 6%, 7/1/06 (c) ............................        3,000,000     AAA     3,188,580
  Local Transportation Authority, Sales Tax Revenue, Measure M, 5.1%, 2/15/01 (c)         5,000,000     AAA     4,878,000
  Local Transportation Authority, Sales Tax Revenue, Measure M, 5.15%, 2/15/11 (c)        4,975,000     AAA     4,732,966
  Recovery Notes, Series 1995A, 6%, 6/1/08 .......................................        2,500,000     AAA     2,652,875
  Recovery Notes, Series A, 5.6%, 6/1/07 (c) .....................................        4,430,000     AAA     4,567,507

Palomar Pomerado, CA, Health Systems, 4.75%, 11/1/23 (c) .........................        1,000,000     AAA       845,390

Pittsburgh, CA, Public Finance Authority, Wastewater System Revenue, Series A,
  5.125%, 6/1/15 (c) .............................................................        1,000,000     AAA       937,640

Pittsburgh, CA, Redevelopment Agency, Tax Allocation, Los Medaros Community
  Development Project, 4.625%, 8/1/21 (c) ........................................        3,500,000     AAA     2,945,880

Pomona, CA, Unified School District, Series 1992B, 6.25%, 8/1/14 (c) .............        1,020,000     AAA     1,106,149

Pomona, CA, Unified School District, General Obligation:
  5.6%, 8/1/14 (c) ...............................................................          170,000     AAA       171,285
  5.6%, 8/1/15 (c) ...............................................................          180,000     AAA       181,447
  5.6%, 8/1/16 (c) ...............................................................          190,000     AAA       191,573
  5.6%, 8/1/17 (c) ...............................................................          175,000     AAA       176,489
  5.6%, 8/1/18 (c) ...............................................................          205,000     AAA       205,240

Richmond, CA, Joint Powers Finance Authority, Port Term Lease Revenue:
  Series 1996, 5.875%, 9/1/06 ....................................................          500,000     BBB       497,930
  Series 1996, 6.6%, 9/1/16 ......................................................        1,000,000     BBB     1,013,930

Sacramento, CA, Power Authority Cogeneration Project, Revenue Bonds
  Series 1995, 6.5%, 7/1/04 ......................................................        2,000,000     BBB     2,098,920

Sacramento, CA, Finance Authority Lease, Series 1993, 5%, 11/1/14 ................        3,200,000     AA      2,983,264



   The accompanying notes are an integral part of the financial statements.



                      21 - Scudder California Tax Free Fund



                                                                                           PRINCIPAL   CREDIT      MARKET
                                                                                           AMOUNT ($)  RATING (b)  VALUE ($)
----------------------------------------------------------------------------------------------------------------------------


San Bernardino, CA, Certificates of Participation, Medical Center Financing Project,
  Refunding Series 1994, 5.5%, 8/1/17 .................................................    2,215,000     A       2,084,071

San Bernardino County, CA, Certificates of Participation, Medical Center
  Financing Project:
    Series 1996, 5.25%, 8/1/16 (c) ....................................................    2,145,000     AAA     2,028,591
    Refunding Revenue, 6%, 8/1/09 .....................................................    3,000,000     A       3,039,930

San Diego County, CA, Water Authority, Water Revenue Certificates of
  Participation, Series 1991A, 6.4%, 5/1/07 ...........................................      900,000     AA        963,072

San Francisco, CA, Redevelopment Financing Agency, Tax Allocation Revenue, Series A,
  Zero Coupon, 8/1/03 (c) .............................................................    1,080,000     AAA       767,988

San Joaquin County, CA, Certificate of Participation, County Public Facilities Project,
  4.75%, 11/15/19 (c) .................................................................    3,500,000     AAA     2,995,370

San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
  Orange County, Senior Lien, Zero Coupon, 1/1/05 .....................................    2,500,000     BBB     1,915,400
  Senior Lien, Zero Coupon, 1/1/07 ....................................................    6,000,000     BBB     4,620,300
  Senior Lien, Zero Coupon, 1/1/04 ....................................................    1,000,000     NR        761,630

San Joaquin Hills, CA, Transcorridor Agency Toll Road Revenue, Junior Lien,
  Series 1993, Zero Coupon, 1/1/10 ....................................................    1,500,000     NR        587,445

San Jose, CA, Financing Revenue, Community Facilities Project, Zero Coupon:
  11/15/03 ............................................................................      735,000     A         506,319
  11/15/04 ............................................................................    1,605,000     A       1,041,838
  11/15/05 ............................................................................    1,605,000     A         979,130
  11/15/06 ............................................................................    1,605,000     A         918,429

San Mateo County, CA, Joint Power Finance Authority, Capital Project Program,
  Zero Coupon:
    7/1/01 (c) ........................................................................    1,765,000     AAA     1,404,852
    7/1/02 (c) ........................................................................    1,715,000     AAA     1,293,762
    7/1/03 (c) ........................................................................    1,725,000     AAA     1,231,771

Santa Ana, CA, Financing Authority, Lease Revenue, Series 1994A,
  6.25%, 7/1/24 (c) ...................................................................    1,000,000     AAA     1,086,430

Santa Clara County, CA, Police Administration & Holding Facility, Certificates
  of Participation, Series A, 4.75%, 2/1/14 (c) .......................................    3,000,000     AAA     2,679,360

Santa Clara County, CA, Finance Authority, Lease Revenue, Replacement Project,
  7.75%, 11/15/08 (c) .................................................................    3,250,000     AAA     3,972,345

Santa Margarita/Dana Point, CA:
  Improvement Districts 1-2-2A & 8, Series 1994A, 7.25%, 8/1/06 (c) ...................      465,000     AAA       544,794
  Improvement Districts 3-3A-4-4A, Series 1994B, 7.25%, 8/1/06 (c) ....................    3,315,000     AAA     3,857,798
  Improvement Districts 3, 3A, 4 and 4A, Series B, 7.25%, 8/1/05 (c) ..................    2,895,000     AAA     3,355,392


   The accompanying notes are an integral part of the financial statements.

                      22 - Scudder California Tax Free Fund



                                                                                           PRINCIPAL    CREDIT      MARKET
                                                                                           AMOUNT ($)  RATING (b)  VALUE ($)
----------------------------------------------------------------------------------------------------------------------------

Santa Monica, CA, Wastewater Enterprise Revenue, Hyperion Project, 4.75%,
  1/1/12 (c) ....................................................................         3,000,000     AAA     2,709,090

South Orange County, CA, Public Finance Authority, Special Tax Revenue, Series A,
  7%, 9/1/06 (c) ................................................................         2,230,000     AAA     2,573,442

Southern California Public Power Authority, Power Project Revenue, Mead Phoenix
  Project, Series A, 4.75%, 7/1/09 (c) ..........................................         1,220,000     AAA     1,130,476

Southern California Public Power Authority, Series 1989, 6.75%, 7/1/10 ..........         6,000,000     A       6,722,520

University of California, Revenue Bonds, Multiple Purpose Projects, Series 1994C,
  4.75%, 9/1/15 (c) .............................................................         3,000,000     AAA     2,644,020

University of California, Revenue Bonds, University of California Medical Center,
  Series 1996, 10%, 7/1/03 (c) ..................................................         4,470,000     AAA     5,784,538

Valley Health System, Hospital Revenue Bonds, Refunding and
  Improvement Project, Series 1996 A, 6.5%, 5/15/25 .............................         4,325,000     BBB     4,205,933

Valley Health System, Hospital Revenue Bonds, Refunding and
  Improvement Project, Series 1996 A, 6.5%, 5/15/15 .............................           385,000     BBB       379,371

Watsonville, CA, Insured Hospital, Community Hospital Revenue, Series 1996,
  5.95%, 7/1/07 .................................................................         1,135,000     A       1,157,462

West Covina, CA, Redevelopment Agency Community Facilities District, Special Tax
  Fashion Plaza, Series 1996, 5.75%, 9/1/09 .....................................           865,000     A         858,729

West Covina, CA, Queen of the Valley Hospital, Certificate of Participation,
  Hospital Revenue, 5.7%, 8/15/00 ...............................................           380,000     A         389,242

West Covina, CA, Queen of the Valley Hospital, Certificate of Participation,
  Hospital Revenue, 5.8%, 8/15/01 ...............................................           750,000     A         769,433

Westminster, CA, Redevelopment Agency, Tax Allocation Revenue, Community
  Development, Project #1, Series A, 7.3%, 8/1/21 ...............................         2,690,000     BBB     2,934,279

Whittier, CA, Health Facilities Revenue, Presbyterian Inter-community,
  6.25%, 6/1/08 (c) .............................................................         1,000,000     AAA     1,088,170

Whittier, CA, Health Facilities Revenue, Presbyterian Inter Community Health,
  6.25%, 6/1/10 (c) .............................................................         1,250,000     AAA     1,354,182

PUERTO RICO

Commonwealth of Puerto Rico, Public Improvement Refunding General Obligation,
  5.375%, 7/1/06 ................................................................         1,225,000     A       1,210,717

VIRGIN ISLANDS

Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/06 ...................         1,720,000     NR      1,860,834

Virgin Islands General Obligation, Public Finance Authority, Mortgage Fund Loan
Notes, Series A, 7%, 10/1/02 ....................................................         1,000,000     BBB     1,073,170
-------------------------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (Cost $280,927,161)                                                     289,288,779
-------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

                      23 - Scudder California Tax Free Fund



                                                                                                                MARKET
                                                                                           CONTRACTS           VALUE ($)
-------------------------------------------------------------------------------------------------------------------------

PURCHASED OPTIONS - 0.1%
-------------------------------------------------------------------------------------------------------------------------
Call option on Chicago Board of Trade Municipal Bond Index Future,                                            -----------
  strike price 115, expiration date 12/23/96 (Cost $330,125) ............................       200               309,375
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $285,757,286)(a)                                                    294,098,154
-------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $285,776,739. At September 30, 1996, net unrealized appreciation for all securities based on tax cost was $8,321,415. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $10,016,067 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,694,652.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Rating Group, Moody's
     Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined to be of comparable quality to rated eligible securities.

(c)  Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


   The accompanying notes are an integral part of the financial statements.

                      24 - Scudder California Tax Free Fund

                              FINANCIAL STATEMENTS

                      Statement of Assets and Liabilities
                      as of September 30, 1996 (Unaudited)

ASSETS
------------------------------------------------------------------------------------------------------
     Investments, at market (identified cost $285,757,286) (Note A) ..................    $294,098,154
     Receivable on investments sold ..................................................       4,243,910
     Interest receivable .............................................................       4,040,234
     Receivable on Fund shares sold ..................................................          74,446
     Other assets ....................................................................           2,573
                                                                                          ------------
     Total assets ....................................................................     302,459,317

LIABILITIES
------------------------------------------------------------------------------------------------------
     Due to Custodian ................................................................    $     19,718
     Payable for investments purchased ...............................................       9,349,551
     Dividends payable ...............................................................         468,126
     Payable for Fund shares redeemed ................................................          64,456
     Accrued management fee (Note C) .................................................         151,799
     Other accrued expenses (Note C) .................................................          91,808
                                                                                          ------------
     Total liabilities ...............................................................      10,145,458
     -------------------------------------------------------------------------------------------------
     NET ASSETS, AT MARKET VALUE                                                          $292,313,859
     -------------------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------------------
     Net assets consist of:
     Net unrealized appreciation on investments ......................................    $  8,340,868
     Accumulated net realized loss ...................................................     (10,794,663)
     Shares of beneficial interest ...................................................         280,083
     Additional paid-in capital ......................................................     294,487,571
     -------------------------------------------------------------------------------------------------
     NET ASSETS, AT MARKET VALUE                                                          $292,313,859
     -------------------------------------------------------------------------------------------------

NET ASSET VALUE
------------------------------------------------------------------------------------------------------
     NET ASSET VALUE, offering and redemption price per share ($292,313,859 /
       28,008,305 outstanding shares of beneficial interest, $.01 par value, unlimited    ------------
       number of shares authorized) ..................................................          $10.44
                                                                                          ------------

    The accompanying notes are an integral part of the financial statements.


                      25 - Scudder California Tax Free Fund

                            Statement of Operations
                six months ended September 30, 1996 (Unaudited)


INVESTMENT INCOME
--------------------------------------------------------------------------------
     Interest .....................................................   $8,442,203
                                                                      ----------

     Expenses:
     Management fee (Note C) ......................................      893,825
     Services to shareholders (Note C) ............................      106,173
     Trustees' fees and expenses (Note C) .........................        8,582
     Custodian and accounting fees (Note C) .......................       72,665
     Reports to shareholders ......................................       18,955
     Auditing .....................................................       21,021
     Legal ........................................................        5,661
     Registration fees ............................................        7,075
     Other ........................................................       13,718
                                                                      ----------
                                                                       1,147,675
     ---------------------------------------------------------------------------
     NET INVESTMENT INCOME                                             7,294,528
     ---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------
     Net realized gain from:
     Investments ..................................................    1,186,796
     Futures ......................................................       14,185
                                                                      ----------
                                                                       1,200,981
     Net unrealized appreciation on investments ...................      722,194
                                                                      ----------
     Net gain on investment transactions ..........................    1,923,175
     ---------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $9,217,703
     ---------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


                      26 - Scudder California Tax Free Fund



                      Statements of Changes in Net Assets


                                                                             SIX MONTHS
                                                                               ENDED
                                                                            SEPTEMBER 30,    YEAR ENDED
                                                                                1996          MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                                           (UNAUDITED)         1996
---------------------------------------------------------------------------------------------------------
     Operations:
     Net investment income .............................................    $  7,294,528     $ 14,572,292
     Net realized gain from investment transactions ....................       1,200,981        2,260,608
     Net unrealized appreciation on investment transactions
       during the period ...............................................         722,194        6,496,809
                                                                            ------------     ------------
     Net increase in net assets resulting from operations ..............       9,217,703       23,329,709
                                                                            ------------     ------------
     Distributions to shareholders:
     From net investment income ........................................      (7,294,528)     (14,572,292)
                                                                            ------------     ------------
     From net realized gains from investment transactions ..............              --               --
                                                                            ------------     ------------
     Fund share transactions:
     Proceeds from shares sold .........................................      20,665,119       34,646,046
     Net asset value of shares issued to shareholders in reinvestment of
       distributions ...................................................       4,418,411        8,891,876
     Cost of shares redeemed ...........................................     (27,317,690)     (53,733,869)
                                                                            ------------     ------------
     Net decrease in net assets from Fund share transactions ...........      (2,234,160)     (10,195,947)
                                                                            ------------     ------------
     INCREASE (DECREASE) IN NET ASSETS .................................        (310,985)      (1,438,530)
     Net assets at beginning of period .................................     292,624,844      294,063,374
                                                                            ------------     ------------
     NET ASSETS AT END OF PERIOD .......................................    $292,313,859     $292,624,844
                                                                            ------------     ------------

OTHER INFORMATION
---------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN FUND SHARES
     Shares outstanding at beginning of period .........................      28,232,177       29,207,833
                                                                            ------------     ------------
     Shares sold .......................................................       2,006,634        3,337,194
     Shares issued to shareholders in reinvestment of distributions ....         428,311          855,726
     Shares redeemed ...................................................      (2,658,817)      (5,168,576)
                                                                            ------------     ------------
     Net decrease in Fund shares .......................................        (223,872)        (975,656)
                                                                            ------------     ------------
     Shares outstanding at end of period ...............................      28,008,305       28,232,177
                                                                            ------------     ------------


    The accompanying notes are an integral part of the financial statements.


                      27 - Scudder California Tax Free Fund

                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



                                  SIX MONTHS
                                   ENDED
                                 SEPTEMBER 30,                       YEARS ENDED MARCH 31,
                                    1996
                                 (UNAUDITED) 1996     1995     1994     1993     1992     1991     1990    1989      1988     1987
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of      ------------------------------------------------------------------------------------------------
  period ......................... $10.36   $10.07   $10.02   $11.05   $10.60   $10.41   $10.29   $10.26  $ 9.99    $11.18   $10.95
                                   ------------------------------------------------------------------------------------------------

Income from investment
  operations:

Net investment income ............    .26      .51      .51      .53      .59      .61      .63      .65     .68       .69      .71

Net realized and unrealized
  gain (loss) on
  investment transactions ........    .08      .29      .14     (.35)     .94      .47      .21      .22     .27      (.93)     .53

Total from investment              ------------------------------------------------------------------------------------------------
  operations .....................    .34      .80      .65      .18     1.53     1.08      .84      .87     .95      (.24)    1.24
                                   ------------------------------------------------------------------------------------------------

Less distributions:

From net investment
  income .........................   (.26)    (.51)    (.51)    (.53)    (.59)   (.61)     (.63)    (.65)   (.68)     (.69)    (.71)

From net realized gains on
  investments ....................     --       --     (.09)    (.63)    (.49)   (.28)     (.09)    (.19)     --      (.26)    (.30)

In excess of net realized gains ..     --       --       --     (.05)      --      --        --       --      --        --       --

                                   ------------------------------------------------------------------------------------------------
Total distributions ..............   (.26)    (.51)    (.60)   (1.21)   (1.08)   (.89)     (.72)    (.84)   (.68)     (.95)   (1.01)
                                   ------------------------------------------------------------------------------------------------

Net asset value, end of            ------------------------------------------------------------------------------------------------
  period ......................... $10.44   $10.36   $10.07   $10.02   $11.05  $10.60    $10.41   $10.29  $10.26     $9.99   $11.18
                                   ------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) .................   3.34**   8.01     6.75     1.30    15.13   10.74      8.53     8.62    9.80     (1.70)   12.11

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
  ($ millions) ...................    292      293      294      325      309     242       208      193     171       153      195

Ratio of operating expenses, net
  to average daily net
  assets (%) .....................    .79*     .77      .80      .78      .79     .81       .84      .83     .89       .88      .84

Ratio of net investment income
  to average net assets (%) ......   5.04*    4.88     5.18     4.85     5.42    5.79      6.13     6.23    6.71      6.95     6.55

Portfolio turnover rate ..........   71.2*    49.2     87.3    126.5    208.6   143.0     170.6     70.4   158.9      52.3     68.0


*   Annualized
**  Not annualized



    The accompanying notes are an integral part of the financial statements.

                      28 - Scudder California Tax Free Fund

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                       A. Significant Accounting Policies

Scudder California Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and California Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder California Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

SECURITY VALUATION. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio. Additionally, during the period the Tax Free Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Tax Free Fund if the option is exercised.



                   29 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

During the period, the Tax Free Fund purchased call options on interest rate futures to manage the duration of the portfolio.

If the Tax Free Fund writes an option and the option expires unexercised, the Tax Free Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Tax Free Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Tax Free Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Tax Free Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Tax Free Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Tax Free Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Tax Free Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Tax Free Fund writes a covered call option, the Tax Free Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Tax Free Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Tax Free Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

As of March 31, 1996, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $94,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2000 ($14,000), March 31, 2002 ($7,000), March 31, 2003 ($55,000) and
March 31, 2004 ($18,000), the respective expiration dates, whichever occurs first.

As of March 31, 1996, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $9,355,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($8,963,000) and March 31, 2004 ($392,000), the
respective expiration dates, whichever occurs first.



                   30 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the six months ended September 30, 1996, purchases and sales of long-term municipal securities aggregated $115,298,688 and $97,245,097, respectively, for the Tax Free Fund.

The aggregate face value of futures contracts opened and closed during the six months ended September 30, 1996, for the Tax Free Fund, was $86,934,261.

                               C. Related Parties

Each Fund has entered into an Investment Management Agreement (each an "Agreement" and collectively the "Agreements") with Scudder, Stevens & Clark, Inc. (the "Adviser"), under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The management fee payable under the Agreements is equal to an annual rate of 0.50% of the average daily net assets of Tax Free Money Fund, and 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund. As manager of the assets of Tax Free Money Fund and Tax Free Fund, the Adviser directs the investments of Tax Free Money Fund and Tax Free Fund in accordance with the investment objectives, policies, and restrictions of each Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. The Agreements also provide that if the Funds' expenses, exclusive of taxes, interest and certain other expenses exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended September 30, 1996, the fee for the Tax Free Fund pursuant to the Agreement amounted to $893,825, which was equivalent to an annualized effective rate of .62% of the Fund's average daily net assets.



                   31 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997 and during such period to maintain the annualized expenses of Tax Free Money Fund at not more than 0.60% of average daily net assets. For the six months ended September 30, 1996, the Adviser did not impose a portion of its fee amounting to $67,889, and the portion imposed amounted to $105,417.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the six months ended September 30, 1996, $33,731 and $77,616 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $5,541 and $12,649 are unpaid at September 30, 1996, respectively.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Tax Free Money Fund and Tax Free Fund. For the six months ended September 30, 1996, SFAC imposed fees amounting to $15,000 and $32,607 of which $2,500 and $5,388 are unpaid at September 30, 1996 for the Tax Free Money Fund and Tax Free Fund, respectively.

The Trust pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1996, Trustees' fees and expenses aggregated $8,928 and $8,582 each for the Tax Free Money Fund and Tax Free Fund respectively.



                   32 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                              Officers and Trustees


David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
Trustee; Attorney and Corporate Director

Peter B. Freeman
Trustee; Corporate Director and Trustee

Daniel Pierce*
Trustee

Olin Barrett*
Vice President

Donald C. Carleton*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

Jeremy L. Ragus*
Vice President

Rebecca L. Wilson*
Vice President

Coleen Downs Dinneen*
Assistant Secretary


*Scudder, Stevens & Clark, Inc.


                   33 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds
--------------------------------------------------------------------------------
Money Market
    Scudder Cash Investment Trust
    Scudder U.S. Treasury Money Fund

Tax Free Money Market+
    Scudder Tax Free Money Fund
    Scudder California Tax Free Money Fund*
    Scudder New York Tax Free Money Fund*

Tax Free+
    Scudder California Tax Free Fund*
    Scudder High Yield Tax Free Fund
    Scudder Limited Term Tax Free Fund
    Scudder Managed Municipal Bonds
    Scudder Massachusetts Limited Term
      Tax Free Fund*
    Scudder Massachusetts Tax Free Fund*
    Scudder Medium Term Tax Free Fund
    Scudder New York Tax Free Fund*
    Scudder Ohio Tax Free Fund*
    Scudder Pennsylvania Tax Free Fund*

Growth and Income
    Scudder Balanced Fund
    Scudder Growth and Income Fund

Income
    Scudder Emerging Markets Income Fund
    Scudder Global Bond Fund
    Scudder GNMA Fund
    Scudder High Yield Bond Fund
    Scudder Income Fund
    Scudder International Bond Fund
    Scudder Short Term Bond Fund
    Scudder Zero Coupon 2000 Fund

Growth
    Scudder Capital Growth Fund
    Scudder Classic Growth Fund
    Scudder Development Fund
    Scudder Emerging Markets Growth Fund
    Scudder Global Discovery Fund
    Scudder Global Fund
    Scudder Gold Fund
    Scudder Greater Europe Growth Fund
    Scudder International Fund
    Scudder Latin America Fund
    Scudder Micro Cap Fund
    Scudder Pacific Opportunities Fund
    Scudder Quality Growth Fund
    Scudder Small Company Value Fund
    Scudder 21st Century Growth Fund
    Scudder Value Fund
    The Japan Fund

Retirement Plans and Tax-Advantaged Investments
--------------------------------------------------------------------------------
    IRAs
    Keogh Plans
    Scudder Horizon Plan*+++ (a variable annuity)
    401(k) Plans
    403(b) Plans
    SEP-IRAs
    Profit Sharing and Money Purchase
      Pension Plans

Closed-End Funds#
--------------------------------------------------------------------------------
    The Argentina Fund, Inc.
    The Brazil Fund, Inc.
    The First Iberian Fund, Inc.
    The Korea Fund, Inc.
    The Latin America Dollar Income Fund, Inc.
    Montgomery Street Income Securities, Inc.
    Scudder New Asia Fund, Inc.
    Scudder New Europe Fund, Inc.
    Scudder World Income  Opportunities
      Fund, Inc.

Institutional Cash Management
--------------------------------------------------------------------------------
    Scudder Institutional Fund, Inc.
    Scudder Fund, Inc.
    Scudder Treasurers Trust(TM)++


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.


                   34 - Scudder California Tax Free Money Fund
                        Scudder California Tax Free Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
                For existing account service and transactions

                  Scudder Investor Relations
                  1-800-225-5163

                For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

                  Scudder Automated Information Line (SAIL)
                  1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
                To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

                  Scudder Investor Relations
                  1-800-225-2470

                For establishing 401(k) and 403(b) plans

                  Scudder Defined Contribution Services
                  1-800-323-6105

Please address all correspondence to
--------------------------------------------------------------------------------
                  The Scudder Funds
                  P.O. Box 2291
                  Boston, Massachusetts
                  02107-2291

Visit the Scudder World Wide Web Site at:
--------------------------------------------------------------------------------
                  http://funds.scudder.com

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
                Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

                   Boca Raton             New York
                   Boston                 Portland, OR
                   Chicago                San Diego
                   Cincinnati             San Francisco
                   Los Angeles            Scottsdale

                For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
                1-800-541-7703.

                For information on Scudder Institutional Funds*, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
                1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                  35 - Scudder California Tax Free Money Fund
                       Scudder California Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER